                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: March 16, 2000
                       Newcourt Funding Corporation 1999-1

 A New York                      Commission File        I.R.S. Employer
Corporation                      No. 108-2255           No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT

DETERMINATION DATE:                          MARCH 16, 2000                   PAYMENT DATE:           MARCH 20, 2000
COLLECTION PERIOD:                        FEBRUARY 29, 2000
ITEM 5. OTHER
     I. INFORMATION REGARDING THE CONTRACTS
       1. CONTRACT POOL PRINCIPAL BALANCE
           a.    Beginning of Collection Period                                 $ 1,507,094,958
           b.    End of Collection Period                                       $ 1,447,133,125
           c.    Reduction for Collection Period                                $    59,961,833
       2.  DELINQUENT SCHEDULED PAYMENTS
           a.    Beginning of Collection Period                                 $    30,341,324
           b.    End of Collection Period                                       $    31,613,323
       3.  LIQUIDATED CONTRACTS
           a.    Number of Liquidated Contracts                                             298
                 with respect to Collection Period
           b.    Required Payoff Amounts of Liquidated Contracts                $     6,590,852
           c.    Total Reserve for Liquidation Expenses                         $            --
           d.    Total Liquidation Proceeds Received (1)                                      7
           e.    Liquidation Proceeds Allocated to Owner Trust                  $     6,531,538
           f.    Liquidation Proceeds Allocated to Depositor                    $      6,716.38
           g.    Current Realized Losses                                        $        59,314
       4.  PREPAID CONTACTS
           a.    Number of Prepaid Contracts with respect                                   372
                 to Collection Period
           b.    Required Payoff Amounts of Prepaid Contracts                   $     5,738,580
       5.  PURCHASED CONTRACTS (B  Y TCC)
           a.    Number of Contracts Purchased by TCC with                                    8
                 respect to Collection Period
           b.    Required Payoff Amounts of Purchased Contracts                 $        44,705
       6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)



                          -------------------------------------------------------------------------------------
                                                                                            % OF AGGREGATE
                                 NUMBER OF           % OF          AGGREGATE REQUIRED      REQUIRED PAYOFF
                                CONTRACTS          CONTRACTS         PAYOFF AMOUNTS              AMOUNTS
                          -------------------------------------------------------------------------------------
           a.    Current         75,126              92.08%          $ 1,329,649,119            89.92%
           b.    31-60 days       3,517               4.31%          $    85,577,189             5.79%
           c.    61-90 days       1,333               1.63%          $    28,093,624             1.90%
           d.    91-120 days        728               0.89%          $    14,440,496             0.98%
           e.    120+ days          881               1.08%          $    20,986,019             1.42%
           f.    Total           81,585             100.00%          $ 1,478,746,448           100.00%



7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


                  ------------------------------------------------------------------------------------------------------------------

                                     % OF                    % OF                     % OF                         % OF
                                    AGGREGATE             AGGREGATE                AGGREGATE                    AGGREGATE
                                REQUIRED PAYOFF        REQUIRED PAYOFF           REQUIRED PAYOFF             REQUIRED PAYOFF
                                    AMOUNTS               AMOUNTS                   AMOUNTS                       AMOUNTS
           COLLECTION
             PERIODS          31-60 DAYS PAST DUE   61-90 DAYS PAST DUE         91-120 DAYS PAST DUE           120+ DAYS PAST DUE
          --------------------------------------------------------------------------------------------------------------------------

             2/29/00                5.79%                1.90%                        0.98%                        1.42%
             1/31/00                4.48%                2.09%                        1.06%                        1.31%
            12/31/99                5.04%                1.44%                        1.08%                        1.14%
            11/30/99                4.25%                1.36%                        0.61%                        1.10%
            10/31/99                3.70%                1.22%                        0.79%                        1.05%
             9/30/99                3.65%                1.06%                        0.98%                        0.35%
             8/31/99                3.34%                2.02%                        0.49%                        0.01%


8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                            ----------------------------------------------------------------------------------------
                                                COLLECTION          3 COLLECTION          6 COLLECTION PERIODS     CUMULATIVE SINCE
                                                   PERIOD         PERIODS ENDING              ENDING                 CUT-OFF DATE
                                                FEBRUARY-00         FEBRUARY-00             FEBRUARY-00
                                            ----------------------------------------------------------------------------------------
a. Number of Liquidated Contracts                     298             1,008                   1,275                    1,286
b. Number of Liquidated
   Contracts as a Percentage                        0.346%            1.169%                  1.479%                   1.492%
   of Initial Contracts
c. Required Payoff Amounts of
   Liquidated Contracts                           6,590,852         21,512,200              27,993,236              28,299,476
d. Liquidation Proceeds Allocated
   to Owner Trust                                 6,531,538         6,599,281               6,608,368               6,608,368
e. Aggregate Current Realized
   Losses                                           59,314          14,912,920              21,384,868             21,691,108
f. Aggregate Current Realized
   Losses as a Percentage of                        0.003%            0.812%                  1.165%                 1.182%
   Cut-off Date Contract Pool
   Principal Balance


II. INFORMATION REGARDING THE SECURITIES
    1. SUMMARY OF BALANCE INFORMATION


-----------------------------------------------------------------------------------------------------------------------------------

                                          PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTORS AS OF
           CLASS              COUPON            MARCH 20, 2000         MARCH 20, 2000      FEBRUARY 22, 2000     FEBRUARY 22, 2000
                               RATE             PAYMENT DATE           PAYMENT DATE          PAYMENT DATE           PAYMENT DATE

-----------------------------------------------------------------------------------------------------------------------------------

 a. Class A-1 Notes          5.971300%        $   113,451,879          0.24719            $  170,234,298             0.37091
 b. Class A-2 Notes          6.310000%           $183,586,801          1.00000              $183,586,801             1.00000
 c. Class A-3 Notes          6.180000%           $679,271,171          1.00000              $679,271,171             1.00000
 d. Class A-4 Notes          7.180000%           $318,523,103          1.00000              $318,523,103             1.00000
 e. Class A-5 Notes          6.990000%            $55,402,732          0.82679               $57,310,151             0.85526
 f. Class B Notes            7.070000%            $22,948,351          1.00000               $22,948,351             1.00000
 g. Class C Notes            7.210000%            $50,486,371          1.00000               $50,486,371             1.00000
 h. Class D Notes            7.960000%            $55,076,041          1.00000               $55,076,041             1.00000
 I. Total                       N.A.           $1,478,746,448          0.80548            $1,537,436,287             0.83744



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,478,746,448 and the CCC balance is $87,433,338.

  2.  MONTHLY PRINCIPAL AMOUNT
      a.    Principal Balance of Notes and Equity Certificates
            (End of Prior Collection Period)                                                $ 1,537,436,287.22
      b.    Contract Pool Principal Balance (End of Collection Period)                      $ 1,447,133,125.07
      c.    Monthly Principal Amount                                                        $    90,303,162.15
  3.  GROSS COLLECTIONS
      a.    Scheduled Payments Received                                                     $    55,871,975.69
      b.    Liquidation Proceeds Allocated to Owner Trust                                   $     6,531,538.15
      c.    Required Payoff Amounts of Prepaid Contracts                                    $     5,738,579.70
      d.    Required Payoff Amounts of Purchased Contracts                                  $        44,705.28
      e.    Proceeds of Clean-up Call                                                       $               --
      f.    Investment Earnings on Collection Account and Note Distribution Account         $       340,512.80
      g.    Total Gross Collections (sum of (a) through (f))                                $    68,527,311.62
 4.  DETERMINATION OF AVAILABLE FUNDS
      a.    Total Pledged Revenues                                                          $    68,527,311.62
      b.    Withdrawal from Cash Collateral Account                                         $        59,314.11
      c.    Total Available Funds                                                           $    68,586,625.73

  5.  CLASS A-3 SWAP
      a.    Payment Details
            1.  Class A-3 Prinicpal Amount                                                  $               --
            2.  Class A-3 Assumed Fixed Rate                                                            6.8360%
            3.  Class A-3 Assumed Fixed Rate Count (30/360)                                        0.083333333
            4.  Class A-3 Interest Rate (Libor+ .30%)                                                  6.18000%
            5.  Class A-3 Interest Rate Day Count (Actual/360)                                           0.075

      b.    Net Payment Calculation
            1. Class A-3 Assumed Fixed Payment to Swap Provider                             $        3,869,581


            2. Class A-3 Interest Payment                                                   $        3,148,422
            3. Class A-3 Swap Payment From/(To) the Trust                                   $          721,160






5. APPLICATION OF AVAILABLE FUNDS



 -----------------------------------------------------------------------------------------------------------------------------------
                 ITEM                              AMOUNT                                     REMAINING AVAILABLE FUNDS
 -----------------------------------------------------------------------------------------------------------------------------------
 a.    Total Available Funds                                                                         $ 68,586,626
 b.    Servicing Fee                             $ 1,255,912                                         $ 67,330,713
 c.    Interest on Notes:
       i) Class A- Notes                         $   762,390                                         $ 66,568,323
       ii) Class A-2 Notes                       $   965,361                                         $ 65,602,963
       iii) Class A-3 Net Swap                   $   721,160                                         $ 64,881,803
       iv) Class A-3 Notes                       $ 3,148,422                                         $ 61,733,381
       v) Class A-4 Notes                        $ 1,905,830                                         $ 59,827,551
       vi) Class A-5 Notes                       $   333,832                                         $ 59,493,720
       vii) Class B Notes                        $   135,204                                         $ 59,358,516
       viii) Class C Notes                       $   303,339                                         $ 59,055,177
 d.    ix) Class D Notes                         $   365,338                                         $ 58,689,839
       Principal of Notes
       i) Class A-1 Notes                        $56,782,419                                         $  1,907,420
       ii) Class A-2 Notes                       $        --                                         $  1,907,420
       iii) Class A-3 Notes                      $        --                                         $  1,907,420
       iv) Class A-4 Notes                       $        --                                         $  1,907,420
       v) Class A-5 Notes                        $ 1,907,420                                         $         --
       vi) Class B Notes                         $        --                                         $         --
       vii) Class C Notes                        $        --                                         $         --
 e.    viii) Class D Notes                       $        --                                         $         --
       Deposit to Cash                           $        --                                         $         --
 f.    Collateral Account
       Amount to be applied in
       accordance with CCA                       $        --                                         $         --



 g.    Loan Agreement
       Balance, if any, to Equity                $      --                                           $       --




III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     1. BALANCE RECONCILIATION



         -----------------------------------------------------------------------------------------------------------
                                                                                                MARCH 20, 2000
                              ITEM                                                               PAYMENT DATE
         -----------------------------------------------------------------------------------------------------------

         a. Available Cash Collateral Amount (Beginning)                                            87,492,652
         b. Deposits to Cash Collateral Account                                                             --
         c. Withdrawals from Cash Collateral Account                                                    59,314
         d. Releases of Cash Collateral Account Surplus                                                     --
            (Excess, if any of (a) plus (b) minus (c) over (f))
         e. Available Cash Collateral Amount (End)                                                  87,433,338
            (Sum of (a) plus (b) minus (c) minus (d))
         f. Requisite Cash Collateral Amount                                                       100,972,742
         g. Cash Collateral Account Shortfall                                                       13,539,404
            (Excess, if any, of (f) over (e))
     2.     CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
         a. For any payment date on or prior to the
            August 2000 Payment Date  to,
            and including, the August 2000 Payment Date
            1) Initial Cash Collateral Amount                                                      100,972,742
         b. For any Payment Dates after the August 2000
            Payment Date until
             the Final Payment Date, the sum of
            1) 6.60% of the Contract Pool Principal Balance                                         95,510,786
            2) The Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance less the
             Contract Pool Principal Balance                                                        31,613,323
            3) Total ((1) plus (2))                                                                127,124,109
         c. Floor equal to the lesser of
             1) 1.25% of Cut-Off Date Contract Pool Principal
            Balance ($22,948,350); and                                                              22,948,350
            2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                                                   1,478,746,448
         d. Requisite Cash Collateral Amount                                                       100,972,742

     3.     CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
         a. Interest Shortfalls                                                                             --
         b. Principal Deficiency Amount                                                                 59,314
         c. Principal Payable at Stated Maturity Date of




            Class of Notes or Equity Certificates                                                           --
         d. Total Cash Collateral Account Withdrawals                                                   59,314



IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES



 -------------------------------------------------------------------------------------------------------------------
         DISTRIBUTION                   CLASS A-1          CLASS A-2         CLASS A-3        CLASS A-4
           AMOUNTS                        NOTES              NOTES             NOTES           NOTES
 -------------------------------------------------------------------------------------------------------------------

 1. Interest Due                        $    762,390       $ 965,361         $ 3,148,422       $ 1,905,830
 2. Interest Paid                       $    762,390       $ 965,361         $ 3,148,422       $ 1,905,830
 3. Interest Shortfall                  $         --       $      --         $        --       $        --
 ((1) minus (2))
 4. Principal Paid                      $ 56,782,419       $      --         $        --       $        --
 5. Total Distribution Amount           $ 57,544,809       $ 965,361         $ 3,148,422       $ 1,905,830
 ((2) plus (4))





 -------------------------------------------------------------------------------------------------------------------
         DISTRIBUTION              CLASS A-5        CLASS B        CLASS C       CLASS D
           AMOUNTS                   NOTES            NOTES         NOTES         NOTES             TOTALS
 -------------------------------------------------------------------------------------------------------------------
 1. Interest Due                   $   333,832     $ 135,204       $ 303,339      $ 365,338       $  7,919,715
 2. Interest Paid                  $   333,832     $ 135,204       $ 303,339      $ 365,338       $  7,919,715
 3. Interest Shortfall             $        --     $      --       $      --      $      --       $         --
 ((1) minus (2))
 4. Principal Paid                 $ 1,907,420     $      --       $      --      $      --       $ 58,689,839
 5. Total Distribution Amount      $ 2,241,251     $ 135,204       $ 303,339      $ 365,338       $ 66,609,554
 ((2) plus (4))


V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS


    ---------------------------------------------------------------------------------------------------------------------
                                                                      AS OF END OF                  AS OF END OF
                     ITEM                                             FEBRUARY-00                    JANUARY-00
                                                                    COLLECTION PERIOD             COLLECTION PERIOD
    ---------------------------------------------------------------------------------------------------------------------
    1.  ORIGINAL CONTRACT CHARACTERISTICS
        a.    Original Number of Contracts                               86,204                         N.A.
        b.    Cut-Off Date Contract Pool                             1,835,868,028                      N.A.
              Principal Balance
        c.    Original Weighted Average                                  47.00                          N.A.
               Remaining Term
        d.    Weighted Average                                           55.00                          N.A.
              Original Term
    2.  CURRENT CONTRACT CHARACTERISTICS
        a.    Number of Contracts                                        81,585                        82,411
        b.    Average Contract                                           17,738                        18,288
              Principal Balance
        c.    Weighted Average                                            41.7                          42.3
              Remaining Term




VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE



                  ----------------------------------------------------------------------------------------------------------------
                  PAYMENT DATE                                                                   SINCE ISSUE
                    PERIOD                                                                           CPR
                  ----------------------------------------------------------------------------------------------------------------
                    0                          Aug-99
                    1                          Sep-99                                               7.696%
                    2                          Oct-99                                              10.521%
                    3                          Nov-99                                               9.958%
                    4                          Dec-99                                               8.758%
                    5                          Jan-00                                               8.327%
                    6                          Feb-00                                               9.785%
                    7                          Mar-00                                               9.516%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.





                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Pooling and Servicing Agreement, dated as of August 1, 1999 (the "Pooling and Servicing Agreement"), among Newcourt Equipment Trust Securities 1999-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the
                    Payment Date occurring on March 20, 2000

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                     AT&T CAPITAL CORPORATION

                     Glenn Votek
                     Glenn Votek
                     Executive Vice President, and Treasurer